                                                                    Exhibit 99.1


                                CBS CORPORATION
                              EARNINGS INFORMATION
                                  (unaudited)



 (in millions except per share data)                     Three Months Ended
                                                               March 31
                                                      ------------------------

                                                           1997        1996
                                                      ------------------------
Sales and operating revenues                              $ 1,326     $ 1,117

Operating costs and expenses                               (1,380)     (1,189)
                                                          -------     -------

Operating profit (loss)                                       (54)        (72)

Other income and expenses, net                                 41           6

Interest expense                                             (101)       (132)
                                                          -------     -------

Income (loss) from Continuing Operations before
  income taxes and minority interest                         (114)       (198)

Income tax benefit (expense)                                   22          47

Minority interest                                               1          --
                                                          -------     -------

Income (loss) from Continuing Operations                      (91)       (151)

Discontinued Operations, net of income taxes:
       Income (loss) from Discontinued Operations             (60)        460

Extraordinary item:
       Loss on early extinguishment of debt                    --         (63)

Cumulative effect of changes in accounting principles:
       Other postemployment benefits                           --          --
       Other postretirement benefits                           --          --
       Income taxes                                            --          --
                                                          -------     -------

Net Income (loss)                                         $ (151)     $   246
                                                          =======     =======

Average shares outstanding                                    642         439

Earnings (loss) per common share:
   Continuing Operations                                  $ (0.14)    $ (0.34)
   Discontinued Operations                                $ (0.09)    $  1.04
   Extraordinary item                                     $  0.00     $ (0.14)
   Cumulative effect of changes in
       accounting principles                              $  0.00     $  0.00
                                                          -------     -------

   Earnings (loss) per common share                       $ (0.23)    $  0.56
                                                          =======     =======

                                CBS CORPORATION
                              EARNINGS INFORMATION
                                  (unaudited)



 (in millions except per share data)                    Three Months Ended              Six Months Ended
                                                              June 30                        June 30
                                                   ----------------------------      ------------------------

                                                         1997          1996               1997         1996
                                                   ----------------------------      ------------------------
Sales and operating revenues                            $ 1,283       $ 1,100            $ 2,609     $ 2,217

Operating costs and expenses                             (1,179)         (963)            (2,559)     (2,152)
                                                        -------       -------            -------     -------

Operating profit (loss)                                     104           137                 50          65

Other income and expenses, net                               16             7                 57          13

Interest expense                                           (102)          (96)              (203)       (228)
                                                        -------       -------            -------     -------

Income (loss) from Continuing Operations before
  income taxes and minority interest                         18            48                (96)       (150)

Income tax benefit (expense)                                (29)          (29)                (7)         18

Minority interest                                            --            --                  1          --
                                                        -------       -------            -------     -------

Income (loss) from Continuing Operations                    (11)           19               (102)       (132)

Discontinued Operations, net of income taxes:
       Income (loss) from Discontinued Operations            12          (108)               (48)        352

Extraordinary item:
       Loss on early extinguishment of debt                  --            --                 --         (63)

Cumulative effect of changes in accounting principles:
       Other postemployment benefits                         --            --                 --          --
       Other postretirement benefits                         --            --                 --          --
       Income taxes                                          --            --                 --          --
                                                        -------       -------            -------     -------

Net Income (loss)                                       $     1       $   (89)           $  (150)    $   157
                                                        =======       =======            =======     =======

Average shares outstanding                                  644           443                643         441

Earnings (loss) per common share:
   Continuing Operations                                $ (0.02)      $  0.04            $ (0.16)    $ (0.30)
   Discontinued Operations                              $  0.02       $ (0.24)           $ (0.07)    $  0.80
   Extraordinary item                                   $  0.00       $  0.00            $  0.00     $ (0.14)
   Cumulative effect of changes in
       accounting principles                            $  0.00       $  0.00            $  0.00     $  0.00
                                                        -------       -------            -------     -------

   Earnings (loss) per common share                     $  0.00       $ (0.20)           $ (0.23)    $  0.36
                                                        =======       =======            =======     =======

                                CBS CORPORATION
                              EARNINGS INFORMATION
                                  (unaudited)



 (in millions except per share data)                          Three Months Ended                Nine Months Ended
                                                                    Sept 30                           Sept 30
                                                       ------------------------------        -------------------------

                                                              1997         1996                  1997           1996
                                                       ------------------------------        -------------------------
Sales and operating revenues                                $ 1,283       $   910               $ 3,892       $ 3,127

Operating costs and expenses                                 (1,180)         (870)               (3,739)       (3,022)
                                                            -------       -------               -------       -------

Operating profit (loss)                                         103            40                   153           105

Other income and expenses, net                                    4            22                    61            35

Interest expense                                               (102)          (88)                 (305)         (316)
                                                            -------       -------               -------       -------

Income (loss) from Continuing Operations before
  income taxes and minority interest                              5           (26)                  (91)         (176)

Income tax benefit (expense)                                    (25)            1                   (32)           19

Minority interest                                                 1            (1)                    2            (1)
                                                            -------       -------               -------       -------

Income (loss) from Continuing Operations                        (19)          (26)                 (121)         (158)

Discontinued Operations, net of income taxes:
       Income (loss) from Discontinued Operations              (143)           28                  (191)          380

Extraordinary item:
       Loss on early extinguishment of debt                      --           (30)                   --           (93)

Cumulative effect of changes in accounting principles:
       Other postemployment benefits                             --            --                    --            --
       Other postretirement benefits                             --            --                    --            --
       Income taxes                                              --            --                    --            --
                                                            -------       -------               -------       -------

Net Income (loss)                                           $  (162)      $   (28)              $  (312)      $   129
                                                            =======       =======               =======       =======

Average shares outstanding                                      648           444                   645           442

Earnings (loss) per common share:
   Continuing Operations                                    $ (0.03)      $ (0.06)              $ (0.19)      $ (0.36)
   Discontinued Operations                                  $ (0.22)      $  0.06               $ (0.29)      $  0.86
   Extraordinary item                                       $  0.00       $ (0.06)              $  0.00       $ (0.21)
   Cumulative effect of changes in
       accounting principles                                $  0.00       $  0.00               $  0.00       $  0.00
                                                            -------       -------               -------       -------

   Earnings (loss) per common share                         $ (0.25)      $ (0.06)              $ (0.48)      $  0.29
                                                            =======       =======               =======       =======

                                CBS CORPORATION
                              EARNINGS INFORMATION
                                  (unaudited)

                                                  Three        Three      Six         Three       Nine        Three      Twelve
                                                  Months       Months    Months      Months      Months      Months      Months
 (in millions except per share data)              Ended        Ended     Ended        Ended       Ended       Ended      Ended
                                                  Mar 31       Jun 30    Jun 30      Sep 30      Sep 30      Dec 31      Dec 31
                                                  ------       ------    ------      ------      ------      ------      ------
                                                   1996         1996       1996        1996        1996        1996        1996
                                                   ----         ----       ----        ----        ----        ----        ----
Sales and operating revenues                     $ 1,117     $ 1,100     $ 2,217     $   910     $ 3,127     $ 1,016     $ 4,143

Operating costs and expenses                      (1,189)       (963)     (2,152)       (870)     (3,022)     (1,067)     (4,089)
                                                 -------     -------     -------     -------     -------     -------     -------

Operating profit (loss)                              (72)        137          65          40         105         (51)         54

Other income and expenses, net                         6           7          13          22          35          20          55

Interest expense                                    (132)        (96)       (228)        (88)       (316)        (85)       (401)
                                                 -------     -------     -------     -------     -------     -------     -------

Income (loss) from Continuing Operations
  before income taxes and minority interest         (198)         48        (150)        (26)       (176)       (116)       (292)

Income tax benefit (expense)                          47         (29)         18           1          19          52          71

Minority interest                                     --          --          --          (1)         (1)          1          --
                                                 -------     -------     -------     -------     -------     -------     -------

Income (loss) from Continuing Operations            (151)         19        (132)        (26)       (158)        (63)       (221)

Discontinued Operations, net of income taxes:
       Income (loss) from Discontinued
       Operations                                    460        (108)        352          28         380          29         409

Extraordinary item:
       Loss on early extinguishment of debt          (63)         --         (63)        (30)        (93)         --         (93)

Cumulative effect of changes in accounting
  principles:
       Other postemployment benefits                  --          --          --          --          --          --          --
       Other postretirement benefits                  --          --          --          --          --          --          --
       Income taxes                                   --          --          --          --          --          --          --
                                                 -------     -------     -------     -------     -------     -------     -------

Net Income (loss)                                $   246     $   (89)    $   157     $   (28)    $   129     $   (34)    $    95
                                                 =======     =======     =======     =======     =======     =======     =======

Average shares outstanding                           439         443         441         444         442         448         443

Earnings (loss) per common share:
   Continuing Operations                         $ (0.34)    $  0.04     $ (0.30)    $ (0.06)    $ (0.36)    $ (0.14)    $ (0.50)
   Discontinued Operations                       $  1.04     $ (0.24)    $  0.80     $  0.06     $  0.86     $  0.06     $  0.93
   Extraordinary item                            $ (0.14)    $  0.00     $ (0.14)    $ (0.06)    $ (0.21)    $  0.00     $ (0.21)
   Cumulative effect of changes in
       accounting principles                     $  0.00     $  0.00     $  0.00     $  0.00     $  0.00     $  0.00     $  0.00
                                                 -------     -------     -------     -------     -------     -------     -------

   Earnings (loss) per common share              $  0.56     $ (0.20)    $  0.36     $ (0.06)    $  0.29     $ (0.08)    $  0.22
                                                 =======     =======     =======     =======     =======     =======     =======

                                CBS CORPORATION
                              EARNINGS INFORMATION
                                  (unaudited)

                                                 Three          Three        Six         Three      Nine       Three      Twelve
                                                 Months        Months      Months       Months     Months     Months      Months
 (in millions except per share data)             Ended          Ended       Ended        Ended      Ended      Ended       Ended
                                                 Mar 31        Jun 30      Jun 30       Sep 30     Sep 30     Dec 31      Dec 31
                                                 ------        ------      ------       ------     ------     ------      ------
                                                  1995          1995        1995         1995       1995       1995        1995
                                                  ----          ----        ----         ----       ----       ----        ----
Sales and operating revenues                     $   176     $   217     $   393     $   165     $   558     $   516     $ 1,074

Operating costs and expenses                        (144)       (166)       (310)       (169)       (479)       (435)       (914)
                                                 -------     -------     -------     -------     -------     -------     -------

Operating profit (loss)                               32          51          83          (4)         79          81         160

Other income and expenses, net                        --           7           7         125         132          20         152

Interest expense                                     (35)        (33)        (68)        (31)        (99)        (85)       (184)
                                                 -------     -------     -------     -------     -------     -------     -------

Income (loss) from Continuing Operations
  before income taxes and minority interest           (3)         25          22          90         112          16         128

Income tax benefit (expense)                          (1)        (14)        (15)        (40)        (55)        (20)        (75)

Minority interest                                     (1)         (2)         (3)          1          (2)         (4)         (6)
                                                 -------     -------     -------     -------     -------     -------     -------

Income (loss) from Continuing Operations              (5)          9           4          51          55          (8)         47

Discontinued Operations, net of income taxes:
       Income (loss) from Discontinued
       Operations                                     13          47          60        (108)        (48)         (9)        (57)

Extraordinary item:
       Loss on early extinguishment of debt           --          --          --          --          --          --          --

Cumulative effect of changes in accounting
  principles:
       Other postemployment benefits                  --          --          --          --          --          --          --
       Other postretirement benefits                  --          --          --          --          --          --          --
       Income taxes                                   --          --          --          --          --          --          --
                                                 -------     -------     -------     -------     -------     -------     -------

Net Income (loss)                                $     8     $    56     $    64     $   (57)    $     7     $   (17)    $   (10)
                                                 =======     =======     =======     =======     =======     =======     =======

Average shares outstanding                           398         399         398         409         403         435         410

Earnings (loss) per common share:
   Continuing Operations                         $ (0.04)    $ (0.01)    $ (0.05)    $  0.10     $  0.05     $ (0.02)    $  0.03
   Discontinued Operations                       $  0.03     $  0.12     $  0.15     $ (0.26)    $ (0.12)    $ (0.02)    $ (0.14)
   Extraordinary item                            $  0.00     $  0.00     $  0.00     $  0.00     $  0.00     $  0.00     $  0.00
   Cumulative effect of changes in
       accounting principles                     $  0.00     $  0.00     $  0.00     $  0.00     $  0.00     $  0.00     $  0.00
                                                 -------     -------     -------     -------     -------     -------     -------

   Earnings (loss) per common share              $ (0.01)    $  0.11     $  0.10     $ (0.16)    $ (0.07)    $ (0.04)    $ (0.11)
                                                 =======     =======     =======     =======     =======     =======     =======

                                CBS CORPORATION
                              EARNINGS INFORMATION
                                  (unaudited)




 (in millions except per share data)                                       Twelve Months Ended
                                                          ----------------------------------------------

                                                                1994           1993             1992
                                                          ----------------------------------------------
Sales and operating revenues                                  $   744         $   684         $   754

Operating costs and expenses                                     (593)           (638)           (686)
                                                          ----------------------------------------------

Operating profit (loss)                                           151              46              68

Other income and expenses, net                                   (131)             35              (9)

Interest expense                                                  (26)            (55)            (76)
                                                          ----------------------------------------------

Income (loss) from Continuing Operations before
  income taxes and minority interest                               (6)             26             (17)

Income tax benefit (expense)                                        1              43              18

Minority interest                                                  (5)             (6)             --
                                                          ----------------------------------------------

Income (loss) from Continuing Operations                          (10)             63               1

Discontinued Operations, net of income taxes:
       Income (loss) from Discontinued Operations                  58            (388)         (1,062)

Extraordinary item:
       Loss on early extinguishment of debt                        --              --              --

Cumulative effect of changes in accounting principles:
       Other postemployment benefits                               --              (4)             --
       Other postretirement benefits                               --              --            (742)
       Income taxes                                                --              --             404
                                                          ----------------------------------------------

Net Income (loss)                                             $    48         $  (329)        $(1,399)
                                                          ==============================================

Average shares outstanding                                        384             353             346

Earnings (loss) per common share:
   Continuing Operations                                      $ (0.16)        $  0.03         $ (0.07)
   Discontinued Operations                                    $  0.15         $ (1.10)        $ (3.07)
   Extraordinary item                                         $  0.00         $  0.00         $  0.00
   Cumulative effect of changes in
       accounting principles                                  $  0.00         $ (0.01)        $ (0.98)
                                                          ----------------------------------------------

   Earnings (loss) per common share                           $ (0.01)        $ (1.08)        $ (4.12)
                                                          ==============================================